UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 17, 2008

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33709	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Baishi Road, Jiuzhou West Avenue, Zhuhai 519070 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	0086-756-8538908

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As described in China Architectural Engineering, Inc.’s (the “Company’s”) Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 18, 2008, the Company closed a financing transaction on April 15, 2008, with ABN AMRO Bank N.V., London Branch, CITIC Allco Investments Ltd. (together with ABN AMRO Bank N.V., London Branch, the “Subscribers”), and CITIC Capital Finance Ltd. issuing (i) US$20,000,000 12% Convertible Bonds due 2011 (the “Bonds”) and (ii) 300,000 warrants to purchase 300,000 shares of common stock of the Company expiring 2013. The Bonds were issued further to a trust deed between the Company and The Bank of New York, London Branch (the “Trustee”), dated April 15, 2008 (the “Trust Deed”).

On September 17, 2008, the Company, the Trustee, and the Subscribers entered into an Agreement to Amend the Trust Deed, attached hereto as Exhibit 4.2, and the Company and the Trustee entered into an Amended and Restated Trust Deed, attached hereto as Exhibit 4.3 (collectively referred to as the “Amendment”). The Amendment amends certain provisions of the Trust Deed to incorporate and/or reference sections of the Trust Indenture Act of 1939 (“TIA”). The Amendment provides that if any provision of the Trust Deed limits, qualifies or conflicts with the duties imposed by certain specified provisions of the TIA, the duties imposed by the TIA will control. In addition, the Amendment provides that, among other things:

●
Bondholders may communicate pursuant to TIA Section 312(b) with other Bondholders with respect to their rights under the Trust Deed or the Bonds and the Company, the Trustee, and anyone else shall have the protection of TIA Section 312(c).

●
For so long as any Bonds are outstanding, the Company will furnish to the Bondholders or cause the Trustee to furnish to the Bondholders, within the time periods specified in the SEC’s rules and regulations, all quarterly and annual reports that would be required to be filed with the SEC on Forms 10-Q and 10-K and all current reports that would be required to be filed with the SEC on Form 8-K.

●	The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, with limited exceptions.

●
Bondholders of a majority in aggregate principal amount of the then outstanding Bonds may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it, except that the Trustee may refuse to follow any direction that conflicts with law or the Trust Deed that the Trustee determines may be unduly prejudicial to the rights of other Bondholders or that may involve the Trustee in personal liability.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Trust Deed, dated April 15, 2008 between the Company and the Trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on April 18, 2008).
4.2	Agreement to Amend the Trust Deed, dated September 17, 2008, by and among the Company, the Trustee, and the Subscribers.
4.3	Amended and Restated Trust Deed dated September 17, 2008, by and among the Company and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2008	CHINA ARCHITECTURAL ENGINEERING, INC.

By: /s/ Luo Ken Yi
Name: Luo Ken Yi
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Trust Deed, dated April 15, 2008 between the Company and the Trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on April 18, 2008).
4.2	Agreement to Amend the Trust Deed, dated September 17, 2008, by and among the Company, the Trustee, and the Subscribers.
4.3	Amended and Restated Trust Deed dated September 17, 2008, by and among the Company and the Trustee.